AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into by and between China Electric Motor, Inc. (“Company”), a Delaware corporation, and Xinming Xiao (“Employee”), effective as of August 26, 2010.  (Company and Employee are sometimes referred to herein as “Party” or collectively as the “Parties.”)

RECITALS

WHEREAS, on May 29, 2010 the Parties entered into an Employment Agreement effective as of June 1, 2010 (the “Agreement”);

WHEREAS, pursuant to the Agreement, the Company agreed to issue to the Employee 50,000 shares of Common Stock of the Company within 5 business days of the Company’s stockholders’ approval of an equity incentive plan (the “Grant”);

WHEREAS, the Parties desire to amend the Agreement to amend the terms of the Grant by entering into this Amendment; and

WHEREAS, Section 6.3 of the Agreement permits the Parties to amend the Agreement only by a written instrument by the Parties.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

1.           Section 3.3 of the Agreement is hereby amended and restated in its entirety as follows:

3.3        Stock Grant.  The Company agrees to grant to Employee Twenty-Five Thousand (25,000) shares of Common Stock of the Company pursuant to the Plan on January 29, 2012, which will vest immediately, and an additional Twenty-Five Thousand (25,000) shares of Common Stock pursuant to the Plan on the third anniversary of the effective date of the Agreement.  Additional terms and conditions of the grants shall be determined by the Company’s Board of Directors in accordance with the Plan at the time of the grant and set forth in a stock grant agreement to be executed by the Company and the Employee.

2.           Except as amended herein, the Agreement shall remain in full force and effect.

3.           This Amendment may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument.  This Amendment may be executed and delivered by facsimile.

[SIGNATURES ON FOLLOWING PAGE]

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WHEREFORE, the parties hereto have executed this Agreement on the dates indicated below, to be effective as of the Effective Date, regardless of the dates actually signed.

Dated: August 26, 2010	CHINA ELECTRIC MOTOR, INC.

	By:	/s/ Yue Wang
Name: Yue Wang
Title: Chief Executive Officer

Dated: August 26, 2010	XINMING XIAO

/s/ Xinming Xiao

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